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                                                                    Exhibit 10.7

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT NO. 3402 (this "Agreement") is entered into as of July 10, 2003, by and between LIGHTHOUSE CAPITAL PARTNERS IV, L.P. ("Lender") and SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation ("Borrower").

                                    RECITALS

     Borrower wishes to borrow money from time to time from Lender and Lender desires to lend money to Borrower. This Agreement sets forth the terms on which Lender will lend to Borrower and Borrower will repay the loan to Leader.

                                    AGREEMENT

     The parties agree as follows:

     l. DEFINITIONS AND CONSTRUCTION

          1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

               "Affiliate" means any Person that owns or controls directly or indirectly five percent (5%) or more of the stock of another entity, any Person that controls or is controlled by or is under common control with such Persons or any Affiliate of such Persons or each of such Person's officers, directors, joint venturers or partners.

               "Basic Rate" means a per annum rate of interest (based on a year of 360 days and actual days elapsed) equal to 7.5%.

               "Borrower's Books" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and other equipment, containing such information.

               "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

               "Code" means the Uniform Commercial Code as adopted and in effect in the State of California, as amended from time to time.

               "Collateral" means the Property described on EXHIBIT A attached hereto.

               "Commitment means $850,000.

               "Commitment Fee" means $10,000.00.

               "Commitment Termination Date" means June 30, 2004.

               "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or


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in respect of which that Person is otherwise directly or indirectly liable. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

               "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

               "Default Rate" means the per annum rate of interest equal to the Basic Rate plus 5%, but such rate shall in no event be more than the highest rate permitted by applicable law to be charged on commercial loans.

               "Event of Default" has the meaning given to such term, in SECTION 8.

               "Event of Loss" has the meaning given to that tern in SECTION
6.10.

               "Final Payment" means, with respect to each Loan, a payment (in addition to and not in substitution for the regular monthly payments of principal and accrued interest) due on the Maturity Date, equal to the Loan Amount for such Loan at such time multiplied by the Final Payment Percentage.

               "Final Payment Percentage" means 15%.

               "Funding Date" means any date on which a Loan is made to or on account of Borrower under this Agreement.

               "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

               "Indebtedness means (a) all indebtedness for borrowed money or the deferred purchase price of Property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations.

               "Landlord Consent" means a consent in the form of EXHIBIT C or such other form as Lender may agree to accept.

               "Lender's Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with:
(a) the preparation and negotiation (in an amount not to exceed $10,000.00) of the Loan Documents, (b), the administration of the Loan Documents (limited to out-of-pocket costs and expenses), (c) amending or modifying the Loan Documents on the request of or for the benefit of Borrower, and/or (d) enforcing or defending the Loan Documents, including in the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought.

               "Lien" means any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim, encumbrance or other lien in favor of any Person.

               "Loan" means each advance of credit or cash by Lender to Borrower under this Agreement.

               "Loan Agreement Supplement" means a supplement to this Agreement in substantially the form of EXHIBIT D.


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               "Loan Amount" means, with respect to each Loan, as of any date, the original principal amount of such Loan less the aggregate of all amounts actually prepaid under SECTION 2.5 relating to prepayments of such Loan paid prior to such date.

               "Loan Commencement Date" means, with respect to each Loan, the first Business Day of the calendar month following the Funding Date of such Loan.

               "Loan Documents" means, collectively, this Agreement, the Warrant, the Landlord Consent(s) and all other documents, instruments and agreements entered into between Borrower and Lender in connection with this Agreement, all as amended or extended from time to time.

               "Loan Factor" means 3.0913%.

               "Maturity Date" means, with respect to each Loan, the last day of the Repayment Period for such Loan, or the date of prepayment under SECTION 2.5.

               "Minimum Funding Amount" means $75,000.

               "Obligations" means all debt, principal, interest, fees, charges, expenses and attorneys' fees and costs and other amounts, obligations, covenants, and duties owing by Borrower to Lender whether pursuant to or evidenced by the Loan Documents, or by any other loan agreement, lease, or similar agreement between Lender and Borrower and any agreements directly related thereto (including, without limitation, any warrant, negative pledge agreement, security agreement, control agreement, landlord consent, or other similar agreement entered into in connection with a loan agreement, lease or similar agreement), and whether or not for the payment of money whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including the principal, interest and Final Payment due with respect to the Loans, and including any debt, liability, or obligation owing from Borrower to others that Lender may have obtained by assignment or otherwise, and further including all interest not paid when due and all Lender's Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

               "Payment Date" has the meaning given to that term in SECTION 2.4(A).

               "Permitted Liens" means the following:

                    (A) The Lien created by this Agreement;

                    (B) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no superior priority over Lender's Lien in the Collateral;

                    (C) Liens to secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary course of business of Borrower; and

               "Person" means and includes any individual, any partnership, any corporation, any business trust, any joint stock Company, any limited liability company, any unincorporated association or any other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

               "Prepayment Amount" means in the case of a mandatory prepayment pursuant to SECTIONS 2.5(A) and 6.10, the original Stated Cost of the item of Collateral with respect to which such prepayment relates.


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               "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

               "Repayment Period" means, with respect to each Loan, the period beginning on the first Payment Date of such Loan and continuing for 36 calendar months.

               "Responsible Officer" means each of the President and the Controller of Borrower.

               "Scheduled Payments" has the meaning given to such term in
SECTION 2.4(A).

               "Stated Cost" means with respect to an item of Collateral, the original cost to Borrower of the item of Collateral net of any and all freight, installation, tax and other soft costs.

               "Stipulated Loan Value" means, with respect to each Loan, the percentage set forth in ANNEX A to the Loan Agreement Supplement for such Loan, determined as of the Payment Date on which payment of such amount is to be made, or if such date is not a Payment Date, on the Payment Date immediately succeeding such date.

               "Subsidiary" means any corporation of which a majority of the outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

               "Summary of Loan Agreement Supplement" means, with respect to each Loan, the "Summary of Loan Agreement Supplement" attached as ANNEX B to the Loan Agreement Supplement prepared by Lender in connection with such Loan.

               "Term" means the period from and after the date hereof until the payment in full of all amounts and liabilities payable under this Agreement and the other Loan Documents, including principal and interest on the Loans and the Final Payment with respect to each Loan.

               "Warrant" means the warrant in favor of Lender to purchase securities of Borrower substantially in the form of EXHIBIT B.

          1.2 OTHER INTERPRETIVE PROVISIONS. References in this Agreement to "Articles," "Sections," "Exhibits," "Schedules" and "Annexes" are to recitals, articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Loan Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Agreement or any other Loan Document shall refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. The words "include" and "including" and words or similar import when used in this Agreement or any other Loan Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Loan Document, all accounting terms used in this Agreement or any other Loan Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with generally accepted accounting principles as in effect in the United States of America from time to time.

     2. LOAN AND TERMS OF PAYMENT

          2.1 COMMITMENT. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to lend to Borrower, from time to time prior to the Commitment Termination Date, the Loans; provided that the aggregate


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principal amount of the Loans shall not exceed the Commitment at such time;
provided further, that the aggregate principal amount of any Loan shall not exceed (i) in the case of new equipment (i.e. equipment delivered to Borrower not more than one hundred twenty (120) days prior to the Funding Date of such
Loan), the aggregate cost to Borrower of the equipment financed with such Loan net of any and all freight, installation, tax and other soft costs or (ii) in the case of used equipment, the lower of the net book value or the fair market value reasonably assigned to such item of used equipment by Lender, after consultation with Borrower, at the time of making the Loan financing such item of used Equipment provided further that such financed personal property is delivered to Borrower within one hundred twenty (120) days of the Funding Date for such personal property. Notwithstanding the foregoing and only with respect to the first Loan hereunder, Equipment purchased on or after March 1, 2003 shall be financed. If prepaid, the principal of the Loans may not be re-borrowed.

          2.2 USE OF PROCEEDS; THE LOAN.

               (A) USE OF PROCEEDS. The proceeds of the Loan shall be used solely for me acquisition of computers, peripherals, analytical and test equipment, laboratory equipment and furniture, office furniture and equipment and other equipment as approved by Lender. Up to Two Hundred Ninety-seven Thousand Five Hundred Dollars ($297,500) may be used to finance software, leasehold improvements and other soft costs.

               (B) THE LOANS. The Loans shall be repayable in consecutive monthly, installments in accordance with the terms of SECTION 2.4. Leader may, and is hereby authorized by Borrower to, endorse in its books and records appropriate notations regarding Lender's interest in the Loans; provided, however, that the failure to make, or an error in making, any such notation shall not limit or otherwise affect the Obligations of Borrower hereunder.

          2.3 PROCEDURE FOR MAKING LOAN.

               (A) NOTICE. Whenever Borrower desires that Lender make a Loan, Borrower shall so notify Lender in writing (or by telephone with prompt confirmation in writing) at least ten Business Days in advance of the desired Funding Date, which notice shall be irrevocable. Lender's obligation to make Loans shall be expressly subject to the satisfaction of the conditions set form in SECTIONS 3.1 with respect to the initial Loan and SECTION 3.2 with respect to the initial Loan and each subsequent Loan. Lender shall have the right, exercisable at any time, to request that Borrower furnish Lender with such additional information with respect to the Loans as Lender shall reasonably request.

               (B) LOAN INTEREST RATE. Borrower shall pay interest on the unpaid principal amount of each Loan from the Loan Commencement Date until such Loan has been paid in full, at a per annum rate of interest equal to the Basic Rate. The Basic Rate shall be fixed for the Repayment Period and shall not be subject to change in the absence of a manifest error. All computations of interest on each Loan shall be based on a year of 360 days for actual days elapsed. Notwithstanding any other provision hereof, the amount of interest payable hereunder shall not in any event exceed the maximum amount permitted by the law applicable to interest charged on commercial loans.

               (C) STIPULATED LOAN VALUE CALCULATION. On each Loan Commencement Date, Lender shall calculate a schedule of Stipulated Loan Values with respect to the applicable Loan. The schedule of Stipulated Loan Values applicable to such Loan shall be set form in the Loan Agreement Supplement prepared by Lender with respect to such Loan and shall be conclusive in the absence of a manifest error.

               (D) DISBURSEMENT. Subject to the satisfaction of the conditions set forth in SECTIONS 3.1 and 3.2 with respect to the initial Loan and the satisfaction of the conditions set forth in SECTION 3.2 with respect to each subsequent Loan, Lender shall disburse the Loans.

               (E) TERMINATION OF COMMITMENT TO LEND. Notwithstanding anything in the Loan Documents, Lender's obligation to lend the undisbursed portion of the Commitment to Borrower hereunder shall terminate on the earlier of (i) at the Lender's sole election, the occurrence and continuance of any Default or Event of Default hereunder, and (ii) the Commitment Termination Date. Notwithstanding the foregoing, Lender's obligation to lend the undisbursed portion of the Commitment to Borrower shall terminate if, in Lender's sole judgment, there has


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been a material adverse change in the general affairs, management, results of operations or condition (financial or otherwise) of Borrower, whether or not arising from transactions in the ordinary course of business, or Borrower engages in any business other than telecommunications services, including interactive voice messaging, as determined by Lender in its sole discretion.

          2.4 AMORTIZATION OF PRINCIPAL AND INTEREST; INTERIM PAYMENT; FINAL PAYMENT; COMMITMENT FEE; LENDER'S EXPENSES.

               (A) PRINCIPAL AND INTEREST PAYMENTS ON PAYMENT DATES. Borrower shall make payments of principal and accrued interest in advance for each Loan (collectively, "Scheduled Payments"), commencing on the Loan Commencement Date (or commencing on the Funding Date if the Funding Date is the first Business Day of the calendar month) with respect to such Loan and continuing thereafter during the Repayment Period on the first Business Day of each calendar month (each a "Payment Date"), in an amount equal to the Loan Factor multiplied by the Loan Amount for such Loan as of such Payment Date. In any event, all unpaid principal and accrued interest shall be due and payable in full on the last Payment Date with respect to such Loan.

               (B) INTERIM PAYMENT. In addition to the Scheduled Payments, on the Loan Commencement Date for the Loan (unless the Funding Date is the first Business Day of the calendar, month) Borrower shall pay to Lender an amount (the "Interim Payment") equal to the Loan Amount multiplied by the product of (i) the quotient derived from dividing the Basic Rate by three hundred and sixty (360), and (ii) the number of days from the Funding Date of the Loan until the first Payment Date with respect to the Loan.

               (C) FINAL PAYMENT. On the Maturity Date, Borrower shall pay, in addition to the unpaid principal and accrued interest and all other amounts due on such date with respect to such Loan, an amount equal to the Final Payment with respect to such Loan.

               (D) COMMITMENT FEE; LENDER'S EXPENSES. The Commitment Fee shall be applied to in the following order: to Lender's Expenses, Interim Payments, the first month's payment and every subsequent payment until fully applied. Borrower shall pay Lender's Expenses upon demand.

               (E) LATE FEES. A late charge ("Late Fee") on any Scheduled Payments or other sums due hereunder which are past due, in an amount equal to 2% of the past due amount, payable on demand. Prior to acceleration of the Obligations by Lender following an Event of Default, Lender may charge a Late Fee, but default interest (at the Default Rate) shall not be charged. Following acceleration of the Obligations by Lender after an Event of Default, Lender may charge default interest (at the Default Rate), but shall not charge Late Fees.

          2.5 PREPAYMENTS.

               (A) PREPAYMENT UPON AN EVENT OF LOSS. If any Collateral is subject to an Event of Loss and Borrower is required to or elects to prepay the Loans with respect to such Collateral pursuant to SECTION 6.10, then the Loans shall be prepaid to the extent and in the manner provided in such section.

               (B) MANDATORY PREPAYMENT UPON AN ACCELERATION. If the Loans are accelerated following the occurrence of an Event of Default (other than following an Event of Loss), then Borrower shall immediately pay to Lender (i) all unpaid Interim and/or Scheduled Payments with respect to the Loans due prior to the date of prepayment, (ii) the Stipulated Loan Value with respect to each Loan multiplied by the Loan Amount of such Loan, and (iii) the Final Payment, and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to such Loan.

               (C) VOLUNTARY PREPAYMENT. Borrower may voluntarily prepay the Loans, provided than each of the following conditions is satisfied: Borrower pays to Lender (i) all unpaid Interim Payments and/or Scheduled Payments with respect to the Loans due prior to the date of prepayment, (ii) the outstanding principal


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amount of the Loans and any unpaid accrued interest, (iii) the Final Payment, and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to the Loans.

          2.6 OTHER PAYMENT TERMS.

               (A) PLACE AND MANNER. Borrower shall make all payments due to Lender at the address specified in SECTION 11, in lawful money of the United States and in same day or immediately available funds.

               (B) DATE. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be. If payment is due on a day other than a Business Day, failure to pay on such day shall not be an Event of Default, but failure to pay on the next succeeding Business Day shall be an Event of Default.

               (C) DEFAULT RATE. If either (i) any amounts required to be paid by Borrower under this Agreement or the other Loan Documents (including principal, interest, the Final Payment payable with respect to any Loan, and any fees or other amounts) remain unpaid after such amounts are due, or (ii) an Event of Default has occurred and is continuing, Borrower shall pay interest on the aggregate, outstanding balance hereunder from the date due or from the date of the Event of Default, as applicable, until such past due amounts are paid in full or until all Events of Defaults are cured, as applicable, at a per annum rate equal to the Default Rate. All computations of such interest shall be based on a year of 360 days for actual days elapsed.

          2.7 MINIMUM FUNDING AMOUNT. Except with the prior consent of Lender, in Lender's sole discretion, the amount of the requested Loan shall not be less than the Minimum Funding Amount.

          2.8 CREDITING PAYMENTS. The receipt by Lender of any wire transfer of funds, check, or other item of payment shall be immediately applied conditionally to reduce Obligations, but shall not be considered a payment on account unless such wire transfer is of immediately available federal funds and is made to the appropriate deposit account of Lender or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Lender after 11:00 a.m. California time shall be deemed to have been received by Lender as of the opening of business on the immediately following Business Day.

          2.9 TERM. This Agreement shall become effective upon acceptance by Lender and shall continue in full force and effect during the Term. Notwithstanding the foregoing, Lender shall have the right to terminate this Agreement immediately and without notice during the occurrence of an Event of Default.

     3. CONDITIONS OF LOANS

          3.1 CONDITIONS PRECEDENT TO INITIAL LOAN. The obligation of Lender to make the initial Loan is subject to the condition precedent that Lender shall have received, in form and substance satisfactory to Lender, all of the following:

               (a) This Agreement duly executed by Borrower.

               (b) The Warrant to be issued to Lender duly executed by Borrower.

               (c) Borrower shall obtain a Landlord Consent from the owner of the building in which Collateral is to be located.

               (d) An officer's certificate of Borrower with copies of the following documents attached: (i) the certificate of incorporation certified by the secretary of state and bylaws of Borrower certified by


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Borrower as being in full force and effect on the Funding Date, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of this Agreement and each of the other Loan Documents.

               (e) A good standing certificate from Borrower's state of incorporation and the state in which Borrowers principal place of business is located, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

               (f) Evidence of the insurance coverage required by SECTION 6.9 of this Agreement.

               (g) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Warrant and the other Loan Documents.

               (h) Payment of any unreimbursed Lender's Expenses.

               (i) Such other documents, and completion of such other matters, as Lender may reasonably request.

          3.2 CONDITIONS PRECEDENT TO ALL LOANS. The obligation of Lender to make each Loan, including the initial Loan, is further subject to the following conditions:

               (a) Evidence that no Default or Event of Default has occurred and is continuing.

               (b) Borrower shall have provided to Lender with respect to the Collateral, copies of vendor invoices, bills of sale, receipts, agreements, proof of payment, and other documents as Lender shall reasonably request to evidence the ownership by Borrower of, the payment in full of the purchase price of, and the fair market value of, such Collateral, each in form and substance reasonably satisfactory to Lender.

               (c) Borrower and Lender shall have executed a Loan Agreement Supplement with respect to the proposed Loan.

               (d) To the extent not already delivered to Lender, Lender shall have received such documents, instruments and agreements, including UCC financing statements or amendments to UCC financing statements, as Lender shall reasonably request to evidence the perfection and priority of the security interests granted to Lender pursuant to SECTION 4.

               (e) Borrower shall have delivered to Lender a subordination agreement, release, or estoppel letter, as appropriate, from any Person having an existing Lien superior to the Lien of Lender on any item of Collateral; including, without limitation, Comerica.

               (f) Such other documents, and completion of such other matters, as Lender may reasonably request.

          3.3 COVENANT TO DELIVER. Borrower agrees (not as a condition but as a covenant) to deliver to Lender each item required to be delivered to Lender as a condition to the Loan, if such Loan is advanced. Borrower expressly agrees that the extension of such Loan prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower's obligation to deliver such item.

     4. CREATION OF SECURITY INTEREST

          4.1 GRANT OF SECURITY INTEREST. Borrower grants to Lender a valid, first priority, continuing security interest in all presently existing and hereafter acquired or arising Collateral, subject only to Permitted Liens, in


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order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by Borrower of each of its covenants and duties under each of the Loan Documents.

          4.2 DURATION OF SECURITY INTEREST. Lender's security interest in the Collateral shall continue until the payment in full and the satisfaction of all Obligations, whereupon such security interest shall terminate; provided, however, if any item of Collateral is subject to an Event of Loss; then following the prepayment of the Loan with respect to such item pursuant to
SECTION 2.5, Lender shall release its security interest in such item of Collateral. Lender shall, at Borrower's sole cost and expense, execute and Borrower is authorized to file such further documents and take such further actions as may be necessary to effect the release contemplated by this SECTION 4.2, including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

          4.3 POSSESSION OF COLLATERAL. So long as no Event of Default has occurred and is continuing, Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Lender for perfection of their security interest therein) and shall be entitled to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, that the possession, enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.

          4.4 MARKINGS ON THE COLLATERAL. At Lender's request at any time during the Term of the Loan (including any extension thereof), Borrower shall place in a conspicuous location on each item of Collateral a plaque or other marking to be supplied by Lender which reads substantially as follows:

          Lighthouse Capital Partners IV, L.P. has a first priority security interest in this item of equipment.

Such plaque or other marking shall not be removed (or if removed or damaged such plaque or other marking shall be replaced) until the security interest in favor of Lender in such item of Collateral is terminated pursuant to this Agreement.

          4.5 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower shall from time to time execute and deliver to Lender, all financing statements and other documents such Lender may reasonably request, in form satisfactory to Lender, to perfect and continue Lender's perfected security interests in the Collateral, subject only to Permitted liens, and in order to consummate fully all of the transactions contemplated under the Loan Documents.

          4.6 RIGHT TO INSPECT. Lender (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral. Prior to an Event of Default, Lender shall not exercise its rights set forth in this SECTION 4.6 more than twice per calendar year.

     5. REPRESENTATIONS AND WARRANTIES

          Borrower represents, warrants and covenants as follows:

          5.1 DUE ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of Property requires that it be so qualified or in which the Collateral is located, except for such states as to which any failure so to qualify would not have a material adverse effect on Borrower.

          5.2 AUTHORITY. Borrower has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, the Loan Documents to which it is a party. Borrower has all requisite power and authority to own and operate its properties and to carry on its businesses as now conducted.

          5.3 SUBSIDIARIES. Borrower has no Subsidiaries.

          5.4 CONFLICT WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of any Loan Document to which Borrower is a party nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of:
(a) any of the terms, conditions or provisions of the certificate of incorporation and the by-laws, or other organizational documents of Borrower, or
(b) any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality material to the business of Borrower or its ability to perform in accordance with the Loan Documents, or (c) any material agreement or instrument to which Borrower is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder or result in the creation or imposition of any Lien, other than Permitted Liens.

          5.5 AUTHORIZATION; ENFORCEABILITY. The execution and delivery of this Agreement, the granting of the security interest in the Collateral, the incurring of the Loans, the execution and delivery of the other Loan Documents to which Borrower is a party and the consummation of the transactions herein and therein contemplated have each been duly authorized by all necessary action on the part of Borrower. The Loan Documents have been duly executed and delivered and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          5.6 NO PRIOR ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral, free and clear of liens, claims, security interests, or encumbrances, except for the first priority lien held by the Lender and except for other Permitted Liens. Borrower has not acquired any part of the Collateral from an assignor outside the ordinary course of such assignor's business.

          5.7 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS AND COLLATERAL. Borrower has not done business under any name other than that specified on the signature page hereof and "SoundBite Corporation". The chief executive office, principal place of business, and the place where Borrower maintains its records concerning the Collateral are presently located at the address set forth in SECTION 11. The Collateral is presently located at the addresses set forth in SECTION 11.

          5.8 LITIGATION. There are no actions or proceedings pending by or against Borrower before any court or administrative agency in which an adverse decision could reasonably be expected to have a material adverse effect on Borrower or the aggregate value of the Collateral. Borrower does not have knowledge of any such pending or threatened actions or proceedings. Borrower will promptly notify Lender in writing if any action, proceeding or governmental investigation involving Borrower is commenced that could reasonably be expected to result in damages or costs to Borrower of One Hundred Thousand Dollars ($100,000) or more.

          5.9 FINANCIAL STATEMENTS. All financial statements relating to Borrower that have been delivered by Borrower to Lender present fairly in all material respects Borrower's financial condition as of the date thereof and Borrower's results of operations for the period then ended.

          5.10 SOLVENCY. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

          5.11 TAXES. Borrower has filed or caused to be filed, or filed an extension with respect to, all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes that are due and payable.

          5.12 CONSENTS AND APPROVALS. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrower or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which Borrower is a party or by which Borrower is bound, is required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents except for such approvals, authorizations or consents that have already been obtained. All material consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

          5.13 TRADEMARKS, PATENTS, COPYRIGHTS, FRANCHISES AND LICENSES. Borrower possesses and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of its business as now operated.

          5.14 MATERIAL CONTRACTS. Upon request, Borrower shall disclose to Lender in writing all currently effective material contracts and agreements (whether written or oral) to which Borrower is a party. Borrower shall determine in its reasonable discretion which contracts are material, but material contracts shall include any contract or agreement involving payments in excess of $100,000. There are no material defaults under any such contract or agreement by Borrower. Borrower has made available to Lender true and correct copies of all such contracts or agreements (or, with respect to oral contracts or agreements, written descriptions of the material terms thereof).

          5.15 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any Loan Document, certificate or written statement furnished to Lender contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading when made.

     6.   AFFIRMATIVE COVENANTS

          Borrower covenants and agrees that, until the full and complete payment of the Obligations under this Agreement and the termination of the Commitments, Borrower shall do all of the following:

          6.1 GOOD STANDING. Borrower shall maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on the financial condition, operations or business of Borrower. Borrower shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

          6.2 GOVERNMENT COMPLIANCE. Borrower shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could materially adversely affect the financial condition, operations or business of Borrower.

          6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Lender: (a) as soon as available, but in any event within thirty
(30) days after the end of each calendar month, a company prepared balance sheet, income statement and cash flow statement covering Borrower's operations during such period, certified by a Responsible Officer; (b) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower's fiscal year, audited financial statements of Borrower prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified (other than a going concern qualification) opinion on such financial statements of a nationally recognized or other independent public accounting firm reasonably acceptable to Lender; (c) promptly upon becoming available, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders; and (d) such other financial information as Lender may reasonably request from time to time.

          6.4 CERTIFICATES OF COMPLIANCE. Each time financial statements are furnished pursuant to SECTION 6.3 above, there shall be delivered to Lender a certificate signed by a Responsible Officer (each an "Officer's Certificate") with respect to such financial reports to the effect that: (i) no Event of Default has occurred and is continuing hereunder since the date of this Agreement or, if later, since the date of the prior Officer's Certificate or, if such an event or condition has occurred and is continuing, the nature and extent thereof and the action Borrower proposes to take with respect thereto, and (ii) Borrower is in compliance with the provisions of SECTIONS 6 AND 7.

          6.5 NOTICE OF DEFAULTS. As soon as possible, and in any event within five (5) days after the discovery of an Event of Default, provide Lender with an Officer's Certificate of Borrower setting forth the facts relating to or giving rise to such Event of Default and the action which Borrower proposes to take with respect thereto.

          6.6 NOTICE OF EVENT OF LOSS; REAL PROPERTY LEASES. As soon as possible, and in any event within ten (10) days thereafter, Borrower shall notify Lender in writing in reasonable detail of any Event of Loss. Borrower shall notify Lender in writing of any failure to pay any rent when due within five (5) days of its failure to do so, and shall immediately provide written notice to Lender of any lease termination or receipt of any notice from the landlord indicated intent to terminate the lease.

          6.7 TAXES. Borrower shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any properties belonging to it which Borrower is aware of or which is material to the business of Borrower or its ability to perform under the Loan Documents, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof. Borrower shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any properties belonging to it if the failure to pay or deposit such amounts will result in a Lien on the Collateral other than a Permitted Lien. Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower has made such payments or deposits; provided that Borrower need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is adequately reserved against by Borrower.

          6.8 USE; MAINTENANCE.

               (A) Borrower, at its expense, shall make all necessary site preparations and cause all Collateral to be operated in material compliance with any applicable manufacturer's manuals or instructions. So long as no Event of Default has occurred and is continuing, Borrower shall have the right to quietly possess and use the Collateral as provided herein without interference by Lender (except as may be otherwise required by Lender for perfection of its security interest).

               (B) Borrower, at its expense, shall maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations to which the use and operation of the Collateral may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Collateral, regardless of the cause. If maintenance is mandated by manufacturer, Borrower shall obtain and keep in effect, at all times during the Term maintenance service contracts with suppliers approved by Lender, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of the Collateral. All such maintenance, repair and replacement services shall be promptly paid for and discharged by Borrower with the result that no Lien will attach to the Collateral.

          6.9 INSURANCE.

               (A) Borrower, at its own expense, shall obtain and maintain in amounts and coverages reasonably requested by Lender (a) insurance against loss or damage to the Collateral, (b) commercial general liability insurance, including contractual liability, products liability and completed operations coverage according to standard industry practices, The amount of insurance covering loss or damage to the Collateral shall be the greater of (i) the replacement value of the Collateral (as new) or (ii) the outstanding principal amount of the funds disbursed hereunder and all other then outstanding amounts payable under the Loan Documents.

               (B) The amount of commercial general public liability insurance (other than products liability coverage and completed operations insurance) shall be at least $2,000,000 per occurrence. The amount of such products liability and completed operations insurance shall be at least $2,000,000 per occurrence. The deductible with respect to insurance against loss or damage to the Collateral and product liability insurance shall not exceed $50,000; otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder without the prior written approval of Lender. Each such insurance policy shall: (i) name Lender loss payee or additional insured, as appropriate, (ii) provide for insurer's waiver of its right of subrogation against Lender and Borrower, (iii) provide that such insurance shall not be invalidated by any action of, or breach of warranty by, Borrower and waive set-off, counterclaim or offset against Lender, (iv) provide that Borrower's insurance shall be primary without a right of contribution of Lender's insurance, if any, or any obligation on the part of Lender to pay premiums of Borrower, and (v) require the insurer to give Lender at least thirty (30) days prior written notice of cancellation. Borrower shall, on or prior to the first disbursement of funds hereunder and prior to each policy renewal, furnish to Lender certificates of insurance. Borrower shall give Lender prompt notice of any damage to, or loss of, any Collateral which exceeds Fifty Thousand Dollars ($50,000) in the aggregate.

          6.10 LOSS; DAMAGE; DESTRUCTION AND SEIZURE.

               (A) Borrower shall bear the risk of the Collateral being lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever at any time until the expiration or termination of the Term.

               (B) If during the Term any item of Collateral is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever for a period equal to at least the remainder of the Term (an "Event of Loss"), then in each case Lender shall receive from the proceeds of insurance maintained pursuant to SECTION 6.9, from any award paid by the seizing governmental authority or, to the extent not received from the proceeds of insurance or award or both, from Borrower, on or before the Payment Date next succeeding such Event of Loss, an amount equal to the sum of: (i) all accrued and unpaid Interim Payments and Scheduled Payments with respect to such Loan due prior to the next such Payment Date, (ii) a prepayment in an amount equal to the Stipulated Loan Value with respect to such Loan multiplied by the Prepayment Amount of each affected item of Collateral and
(iii) all other sums, if any, that shall have become due and payable hereunder with respect to such Loan, including interest at the Default Rate with respect to any past due amounts. On the date of receipt by Lender of the amount specified above with respect to each such item of Collateral subject to an Event of Loss, this Agreement shall terminate as to such Collateral. Notwithstanding the foregoing and except as provided in SECTION 6.10(C), any proceeds of insurance maintained by Borrower pursuant to SECTION 6.9 and received by Borrower, or awards received from governmental authorities, shall be paid to Lender promptly upon their receipt by Borrower. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this SECTION 6.10, Lender shall promptly remit to Borrower the amount in excess of the amount owed to Lender.

               (C) So long as no Event of Default has occurred and is continuing, any proceeds of insurance maintained pursuant to SECTION 6.9 received by Lender or Borrower with respect to an item of Collateral, the repair of which is practicable, shall, at the election of Borrower, be applied either to the repair or replacement of such Collateral or, upon Lender's receipt of evidence of the repair or replacement of the Collateral reasonably satisfactory to Lender, to the reimbursement of Borrower for the cost of such repair or replacement. All replacement parts and equipment acquired by Borrower in replacement of Collateral pursuant to this SECTION 6.10(C) shall immediately become part of the Collateral upon acquisition by Borrower. Borrower shall take such actions and provide such documentation as may be reasonably requested by Lender to protect and preserve its first priority security interest and otherwise to avoid any impairment of Lender's rights under the Loan Documents in connection with such repair or replacement.

          6.11 RIGHT TO PURCHASE SECURITIES.

               (A) Borrower hereby grants Lender the one-time right, to be exercised in such Lender's sole discretion, to purchase up to $85,000 of Next Round Stock (as defined below) at the Next Round Closing (as defined below), at a price per share no greater than that paid by the lead investor for a share of Next Round Stock, and in connection with such right, Borrower agrees (i) to deliver written notice to Lender at least ten days before the Next Round Closing clearly referring to this Agreement and informing Lender of its right to purchase the Next Round Stock; and (ii) that Lender's rights with respect to such Next Round Stock (including, without limitation, any registration or informational rights and any rights of first refusal) shall be no less favorable than the rights granted to the other purchasers of Next Round Stock; provided, however that Lender must become party to those agreements relating to the Next Round Stock and the rights described above that the other investors in Next Round Stock execute.

               (B) As used in this SECTION 6.11, (i) "Next Round Financing" means the Borrower's next bona fide round of preferred stock equity financing after the date hereof resulting in net aggregate proceeds to the Borrower of at least $3,000,000.00; (ii) "Next Round Closing" means the date on which the Next Round Financing closes; and (iii) "Next Round Stock" means the class or series of equity securities issued in connection with the Next Round Financing.

               (C) Any other term or provision of this Agreement to the contrary notwithstanding, the provisions of this SECTION 6.11 shall survive satisfaction of the Obligations, the termination of the Commitments, and termination of this Agreement. Notwithstanding the foregoing, the provisions of this SECTION 6.11 shall terminate upon an initial Public Offering (as such term is defined in the Warrant) of the Borrower's stock and the acceleration of the Obligations by Lender following an Event of Default.

          6.12 FURTHER ASSURANCES; FULL DISCLOSURE.; FINANCIAL STATEMENTS. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to effect the purposes of this Agreement. Borrower agrees that no representation, warranty or other statement made by Borrower in any Loan Document, certificate or written statement to be furnished to Lender shall contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading when made. Borrower agrees that all financial statements relating to Borrower that have been or will be delivered by Borrower to Lender present fairly in all material respects Borrower's financial condition as of the date thereof and Borrower's results of operations for the period then ended.

     7.   NEGATIVE COVENANTS

          Borrower covenants and agrees that until the full and complete payment of the Obligations under this Agreement and termination of the Commitments, Borrower will not do any of the following:

          7.1 CHIEF EXECUTIVE OFFICE; LOCATION OF COLLATERAL. During the continuance of this Agreement, change the chief executive office or principal place of business from the premises listed in SECTION 11, change its state of incorporation, or remove or cause to be removed the Collateral or records concerning the Collateral from the premises indicated in the applicable Loan Agreement Supplement without twenty (20) days prior written notice to Lender; provided, however, in no event shall the chief executive office, state of incorporation, principal place of business, the Collateral or records be moved outside of the United States.

          7.2 EXTRAORDINARY TRANSACTIONS AND DISPOSAL OF ASSETS. Eater into any transaction without Lender's consent, which consent will not be unreasonably withheld with respect to matters other than Collateral but which may be withheld at Lender's sole and absolute discretion with respect to Collateral, not in the ordinary and usual course of Borrower's business, including the sale, lease, license or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of Borrower's assets, other than (i) sales of inventory (other man inventory financed with a Loan) in the ordinary and usual course of Borrower's business as presently conducted (ii) sales or other dispositions in the ordinary course of business of equipment (other than Collateral) that has become worn out or obsolete or that is promptly being replaced; and (iii) nonexclusive leases and/or licenses in the ordinary course of business of Borrower's intellectual property. Notwithstanding the foregoing, Borrower shall be permitted to move assets between its facilities provided that all other provisions of this Agreement have been complied with, including, without limitation, delivering to Lender a Landlord Consent with respect to any facility where the Collateral is located.

          7.3 RESTRUCTURE. Change Borrower's name; make any material change in Borrower's financial structure or business operations (other than through the sale of preferred stock to equity investors in the ordinary course of business) which could reasonably be expected to have a material adverse effect on Lender, the Collateral or the Loans; other than through the sale of preferred stock to equity investors in the ordinary course of business, cause, permit, or suffer a change in control, such that stockholders of Borrower on the date hereof no longer own a majority of the capital stock of Borrower (on a fully-diluted basis); or suspend operation of Borrower's business.

          7.4 LIENS. Create, incur, assume or suffer to exist any Lien or any other encumbrance of any kind with respect to any of the Collateral, whether now owned or hereafter acquired, except for Permitted liens.

          7.5 [Not Used]

          7.6 INVESTMENTS. Make any Investment in any Person, other than Permitted Investments, or permit any Subsidiary to do so.

          7.7 DISTRIBUTIONS. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

          7.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, on terms no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

          7.9 COMPLIANCE. Become an "investment company" under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Loan for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a material adverse change in the business or financial condition of Borrower, or permit any of its Subsidiaries to do so.

     8.   EVENTS OF DEFAULT

          Any one or more of the following events shall constitute an Event of Default by Borrower under this

          8.1 PAYMENT DEFAULT. If Borrower fails to pay within 5 days of the date when due and payable or when declared due and payable in accordance with the Loan Documents, any portion of the Obligations.

          8.2 CERTAIN COVENANT DEFAULTS. If Borrower fails to perform any obligation under SECTIONS 6.8, 6.9, or 6.10, or violates any of the covenants contained in SECTION 7 of this Agreement.

          8.3 OTHER COVENANT DEFAULTS. If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future loan agreement, lease or similar agreement between Borrower and Lender (and any related agreement, including, without limitation, any warrant, security agreement, negative pledge agreement, control agreement, and landlord consent) and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within thirty (30) days after the occurrence of such default.

          8.4 MATERIAL ADVERSE CHANGE. If there occurs a material adverse change in Borrower's business, or if there is a material impairment of the prospect of repayment of any portion of the Obligations owing to Lender or a material impairment of the value or priority of Lender's security interests in the Collateral.

          8.5 ATTACHMENT. If any material portion of the Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or Person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of the Collateral, or if a notice of lien, levy, or assessment is filed of record with respect to any of the Collateral by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, andlt the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contesting by Borrower.

          8.6 OTHER AGREEMENTS. If there is a default by the Borrower in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in excess of One Hundred Thousand Dollars ($100,000); or if there is a breach by Borrower of any real property lease agreement which gives the landlord a right to terminate the lease.

          8.7 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days.

          8.8 REDEMPTION OR REPURCHASE. Borrower shall, after the date of this Agreement, redeem or repurchase (a) any shares of any class or series of its preferred stock or (b) more man Fifty Thousand Dollars ($50,000) in the aggregate per year of common stock, in each case whether pursuant to a mandatory redemption or otherwise.

          8.9 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists or existed at the time made in any warranty, representation, statement, or report made to Lender by any accountant or similar agent with respect to financial information, or by Borrower or any officer, or director of Borrower with respect to any information.

          8.10 BREACH OF WARRANT. If Borrower shall breach the terms of the Warrant in any material respect.

          8.11 ENFORCEABILITY. If (a) any Loan Document shall in any material respect cease to be a legal, valid and binding obligation of Borrower enforceable in accordance with its terms; provided, however, that the foregoing shall not be an Event of Default if amending such Loan Document will cure such default and Borrower promptly takes any actions reasonably requested by Lender to amend such Loan Document, or (b) Borrower shall assert that any Loan Document is not, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms.

          8.12 INVOLUNTARY BANKRUPTCY OR INSOLVENCY. If a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of forty-five (45) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding.

          8.13 VOLUNTARY BANKRUPTCY OR INSOLVENCY. If Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

     9.   LENDER'S RIGHTS AND REMEDIES

          9.1 RIGHTS AND REMEDIES. Upon the occurrence and continuance of any Default or Event of Default, Lender shall have no further obligation to advance money or extend credit to or for the benefit of Borrower. In addition, upon the occurrence and during the continuance of an Event Of Default, Lender shall have the rights, options, duties and remedies of a secured party as permitted by law and, in addition to and without limitation of the foregoing, Lender may, at its election, without notice of election and without demand, do any one or more of the following in accordance with applicable law, all of which are authorized by
Borrower:

               (A) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, including the Stipulated Loan Value of the Loan Amount of each Loan, immediately due and payable (provided that upon the occurrence of an Event of Default described in SECTION 8.12 or
8.13 all Obligations shall become immediately due and payable without any action by Lender);

               (B) Without notice to or demand upon Borrower, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Leader as Lender may designate at a location reasonably convenient to Lender and Borrower. Borrower authorizes Lender to peaceably enter the premises where the Collateral is located, to peaceably take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Men which in Lender's determination appears to be prior or superior to its security interest and to pay all expenses reasonably incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty
(120) days in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

               (C) Without prior notice to Borrower, set off and apply to the Obligations any and all indebtedness at any time owing to or for the credit or the account of Borrower;

               (D) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Lender is hereby granted a license or other right, solely pursuant to the provisions of this SECTION 9.1, to use, without charge, Borrower's labels, patents (if inventory is financed), copyrights (if inventory is financed), rights of use of any name, trade secrets (if any inventory is financed and provided Lender has executed a confidentiality agreement reasonably requested by Borrower), trade names, trademarks, service marks, and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lender's exercise of its rights under this SECTION 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit;

               (E) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Lender determines are commercially reasonable;

               (F) Lender may credit bid and purchase at any public sale; and

               (G) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower and any surplus will be paid immediately to Borrower.

          9.2 WAIVER BY BORROWER. Upon the occurrence and continuance of an Event of Default, to the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension of law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the Collateral so sold or any part thereof, and, to the full extent legally permitted, except as to rights expressly provided herein, hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of Borrower acquiring any interest in or title to the Collateral or any part thereof subsequent to the date of this Agreement, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

          9.3 EFFECT OF SALE. Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Borrower in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all Persons claiming the Collateral sold or any part thereof under, by or through Borrower, its successors or assigns.

          9.4 POWER OF ATTORNEY IN RESPECT OF THE COLLATERAL. Borrower does hereby irrevocably appoint Lender (which appointment is coupled with an interest) on the occurrence and continuance of an Event of Default, the true and lawful attorney in fact of Borrower with full power of substitution, for it and in its name: (a) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums in which a security interest is granted under SECTION 4 with full power to settle, adjust or compromise any claim thereunder as fully as if Lender were Borrower itself, (b) to receive payment of and to endorse the name of Borrower to any items of Collateral (including checks, drafts and other orders for the payment of money) that come into such Lender's possession or under such Lender's control, (c) to make all demands, consents and waivers, or take any other action with respect to, the Collateral, (d) in Lender's discretion to file any claim or take any other action or proceedings, either in its own name or in the name of Borrower or otherwise, which Lender may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of Lender in and to the Collateral, or (e) to otherwise act with respect thereto as though Lender were the outright owner of the Collateral.

          9.5 LENDER'S EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Lender may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in Borrower's loan account as Lender deems necessary to protect Lender from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in SECTION 6.9 of this Agreement, and take any action with respect to such policies as Lender deems prudent. Any amounts paid or deposited by Lender shall constitute Lender's Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Lender shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement.

          9.6 REMEDIES CUMULATIVE. Lender's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

          9.7 APPLICATION OF COLLATERAL PROCEEDS. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by

Lender at the time of or received by Lender after the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

               (A) First, to the payment of out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Lender;

               (B) Second, to the payment to Lender of the amount then owing or unpaid on the Loans for Scheduled Payments, the Stipulated Loan Value of the Loan Amount, and all other Obligations with respect to all Loans, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Loans, then to the unpaid interest thereon, then to unpaid principal thereof, then to the Stipulated Loan Value of the Loan Amount with respect to the Loan, and then to the payment of other amounts then payable to Lender under any of the Loan Documents; and

               (C) Third, to the payment of the surplus, if any, to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

          9.8 REINSTATEMENT OF RIGHTS. If Lender shall have proceeded to enforce any right under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Lender shall be restored to its former position and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement.

     10.  WAIVERS; INDEMNIFICATION

          10.1 DEMAND; PROTEST. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

          10.2 LENDER'S LIABILITY FOR COLLATERAL. So long as Lender complies with its obligations, if any, under Section 9207 of the Code and other applicable law, Lender shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

          10.3 INDEMNIFICATION. Whether or not the transactions contemplated hereby shall be consummated:

               (A) GENERAL INDEMNITY. Borrower shall pay, indemnify, and hold Lender and each of its officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Lender's Expenses and reasonable attorney's fees) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents; or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

               (B) SURVIVAL; DEFENSE. The obligations in this SECTION 10.3 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of Borrower. All amounts owing under this SECTION 10.3 shall be paid within thirty (30) days after written demand.

     11.  NOTICES

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid facsimile to Borrower or to Lender, as the case may be, at their respective addresses set forth below:

     If to Borrower: SoundBite Communications, Inc.
                     Three Burlington Woods Drive
                     Burlington, Massachusetts 01803
                     Attention: Chief Financial Officer
                     FAX: (781)273-0115

     If to Lender:   Lighthouse Capital Partners IV, L.P.
                     500 Drake's Landing Road
                     Greenbrae, California 94904-3011
                     Attention: Contract Administrator
                     FAX: (415)925-3387

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     12.  GENERAL PROVISIONS

          12.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Lender's prior written consent, which consent may be granted or withheld in Lender's sole discretion. Lender shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in such Lender's rights and benefits hereunder.

          12.2 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

          12.3 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          12.4 ENTIRE AGREEMENT; CONSTRUCTION; AMENDMENTS AND WAIVERS.

               (A) This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between Borrower and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

               (B) This Agreement is the result of negotiations between and has been reviewed by each of Borrower and Lender executing this Agreement as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender. Borrower and Lender agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower's or Lender's actual intentions.

               (C) Any and all amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of Lender. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this SECTION 12.4 shall be binding upon Lender and on Borrower.

          12.5 RELIANCE BY LENDER. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon by Lender.

          12.6 NO SET-OFFS BY BORROWER. All sums payable by Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

          12.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          12.8 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Lender with respect to the expenses, damages, losses, costs and liabilities described in SECTION 10.3 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Lender have run.

     13. NO ORIGINAL ISSUE DISCOUNT. Borrower and Lender hereby acknowledge and agree that the warrant (the "Warrant") to purchase stock transferred to Lender under the Warrant to purchase stock is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code which includes the Loans. Borrower and Lender further agree as between Borrower and Lender, that the fair market value of the Warrant is equal to US$100 and that, pursuant to Treas. Reg. Section 1.1273-2(h), US$100 of the issue price of the investment unit will be allocable to the Warrant and the balance shall be allocable to the Loans. Borrower and Lender agree to prepare their federal income tax returns in a manner consistent with the foregoing agreement and, pursuant to Treas. Reg.
Section 1.1273, the original issue discount on the Loans shall be considered to be zero.

     14. RELATIONSHIP OF PARTIES. Borrower and Lender acknowledge, understand and agree that the relationship between the Borrower, on the one hand, and Lender, on the other, is, and at all times shall remain solely that of a borrower and lender. Lender shall not under any circumstances be construed to be a partner or joint venturer of Borrower or any of its Affiliates; nor shall the Lender under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or any of its Affiliates, or to owe any fiduciary duty to Borrower or any of its Affiliates. Lender does not undertake or assume any responsibility or duty to Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform the Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by Lender or the operations of Borrower or any of its Affiliates. Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information, undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any Affiliate is entitled to rely thereon.

     15. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BORROWER:                               LENDER:

SOUNDBITE COMMUNICATIONS, INC.          LIGHTHOUSE CAPITAL PARTNERS IV, L.P.


By: /s/ John McDonough                  By: LIGHTHOUSE MANAGEMENT
    ---------------------------------       PARTNERS IV, L.L.C., its general
Name: John McDonough                        partner
Title: CEO

                                        By: /s/ Dennis Ryan
                                            ------------------------------------
                                        Name: Dennis Ryan
                                        Title: Chief Operating Officer

Exhibit A - Collateral
Exhibit B - Equity Terms
Exhibit C - Landlord Consent
Exhibit D - Loan Agreement Supplement
Exhibit E - Ancillary Documents

                                    EXHIBIT A

DEBTOR/BORROWER:        SOUNDBITE COMMUNICATIONS, INC.

SECURED PARTY/LENDER:   LIGHTHOUSE CAPITAL PARTNERS IV, L.P.

                                   COLLATERAL

     The Collateral shall consist of all right, title and interest of Debtor in and to all the following:

All right, title, interest, claims and demands of Debtor in and to each and every item of goods, equipment, software, inventory, fixtures or personal property that is financed pursuant to any Loan and security Agreement by and between Debtor, and Secured Party, including without limitation, that described in ANNEX A attached hereto whether now owned or hereafter acquired, wherever located, together with all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all of the foregoing, together with all the rents, issues, income, profits and avails therefrom and all of the products and proceeds thereof resulting from the sale, lease, license or other disposition thereof, including without limitation, insurance, proceeds of insurance, proceeds of proceeds, cash proceeds, non-cash proceeds, condemnation, requisition or similar payments, and all proceeds from sales, renewals, releases or other dispositions thereof. Undefined terms used herein shall have the meanings given to them in the UCC, in effect from time to time.

                                     ANNEX A
                                       to
                                    EXHIBIT A

     The following represent further specific descriptions of the financed property:

                                    EXHIBIT B

                                  EQUITY TERMS

                                   See Warrant

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) COUNSEL TO THE COMPANY (IN THE CASE SUCH TRANSFER IS MADE PRIOR TO AN INITIAL PUBLIC OFFERING AND IS NOT TO ANOTHER LIGHTHOUSE FUND OR AN AFFILIATE OF HOLDER) OR COUNSEL TO HOLDER (IN THE CASE SUCH TRANSFER (A) FOLLOWS AN INITIAL PUBLIC OFFERING, OR (B) IS PRIOR TO AN INITIAL PUBLIC OFFERING AND IS TO ANOTHER LIGHTHOUSE FUND, OR AN AFFILIATE OF HOLDER) DETERMINES THAT SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO OR (II) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                        PREFERRED STOCK PURCHASE WARRANT

Warrant No.____________

                                            Series C Convertible Preferred Stock

                         SOUNDBITE COMMUNICATIONS, INC.

                            Void after July 10, 2010

     1. ISSUANCE. This Preferred Stock Purchase Warrant (the "Warrant") is issued to LIGHTHOUSE CAPITAL PARTNERS IV, L.P. by SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation (hereinafter with its successors called the "Company"), in connection with that certain Loan and Security Agreement by and between the Company and Lighthouse dated July 10, 2003.

     2. PURCHASE PRICE; NUMBER OF SHARES. The registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $0.39 (the "Purchase Price"), 144,935 fully paid and nonassessable shares of the Company's Series C Preferred Stock, $0.001 par value (the "Preferred Stock").

Until such time as this Warrant is exercised in fulll or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

     4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:


                                       1.

                                          Y(A-B)
                                    X = ---------
                                            A

     where: X =   the number of shares of Preferred Stock to be issued to the
                  Holder pursuant to this SECTION 4.

            Y = the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this SECTION 4.

            A = the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this SECTION 4.

            B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this SECTION 4.

          "Fair Market Value" of a share of Preferred Stock (or fully paid and nonassessable shares of the Company's common stock, $0,001 par value (the "Common Stock") if all of the Preferred Stock has been converted into Common Stock) as of the date that the net issue election is made (the "Determination Date") shall mean:

          (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a "Public Offering"), and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

          (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

               (a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

               (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

               (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

     5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

     6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this SECTION 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall pay the Holder the cash value of such fractional share based on the Fair Market Value on the day of exerciser.

     7. EXPIRATION DATE; AUTOMATIC EXERCISE. This Warrant shall expire upon the earlier to occur of (the "Expiration Date"): (i) the close of business on June 30, 2010, or (ii) two years following the closing of the initial Public Offering of the Company on the NASDAQ or other stock exchange in the United States, and shall be void thereafter.

The Company shall provide Holder at least fifteen (15) days prior written notice of any proposed Merger (as defined below). If Holder exercises after it has received notice of said proposed Merger and indicates to the Company that exercise is precipitated by the proposed Merger, exercise of this Warrant shall take place concurrently with the consummation of the proposed Merger, and if the Merger is terminated or is not consummated, said exercise shall not occur. The Company agrees to promptly give the Holder written notice of termination of any proposed Merger.

Notwithstanding the term of this Warrant fixed pursuant to this SECTION 7, provided Holder has been given notice of the proposed Merger as set forth above, and provided Holder has not earlier exercised this Warrant, upon the consummation of a Merger, this Warrant shall automatically be exercised pursuant to SECTION 4 hereof, without any action of Holder. "Merger" means: (i) a sale or other disposition of all or substantially all of the Company's assets to an Unaffiliated Entity or Unaffiliated Entities (as defined below), or (ii) the merger, consolidation or acquisition of the Company with, into or by an Unaffiliated Entity or Unaffiliated Entities (other than a merger or consolidation for the principle purpose of changing the domicile of the Company or a bona fide round of preferred stock equity financing), that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or in which the stockholders of the Company immediately prior to such merger, consolidation or acquisition own less than a majority of the outstanding voting securities of the surviving or successor entity or its parent "Unaffiliated Entity" means any entity that is owned or controlled by parties who own less than 20 percent of the combined voting power of the voting securities of the Company immediately prior to such sale, disposition, merger, consolidation or acquisition.

     Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of SECTION 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire or terminate.

     8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available 144,935 of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, to permit, respectively, the exercise of this Warrant and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. Upon an event which will result in a change in number of shares of Preferred Stock and Common Stock issuable upon exercise of this Warrant, the Company will increase the number of its authorized shares of Preferred Stock and Common Stock, if necessary, and reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise, and upon issuance, all such shares shall be free from all preemptive or similar rights. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof except for any taxes, liens and charges which may result from a transfer tax for which the holder is responsible and any other liens resulting from a grant of a security interest by holder to a third party.

     9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     10. ADJUSTMENTS FOR DILUTING ISSUANCES. The other antidilution rights applicable to the Preferred Stock and the Common Stock of the Company are set forth in the Fifth Amended and Restated Certificate of Incorporation, as amended from time to time (the "Certificate"), a true and complete copy in its current form which is attached hereto as EXHIBIT A. Such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Series C Convertible Preferred Stock (as holders of Series C Convertible Preferred Stock) without such Holder's prior written consent, The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Certificate promptly after the same has been made.

     11. MERGERS AND RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this SECTION 11, the term "Reorganization" shall mean any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof or a Merger in which case the provisions of SECTION 7 shall apply), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a Merger in which case the provisions of SECTION 7 shall apply, or a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or, if applicable, any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company (unless such sale or conveyance is a Merger in which case the provisions of SECTION 7 shall apply).

     12. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's Controller setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     13. NOTICES OF RECORD DATE, ETC. In the event of:

          (A) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

          (B) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

          (C) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or any request that the Company redeem any shares of stock;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at the same time that it is provided to other holders of Preferred Stock.

     14. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

          (A) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

          (B) 144,935 shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company. All shares of Preferred Stock and Common Stock, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

          (C) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company's Certificate or by-laws, or to the Company's knowledge any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

          (D) Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.

          (E) Attached hereto as EXHIBIT B is a capitalization table of the Company. Upon the request of Holder, but not more than once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

     15. REGISTRATION AND OTHER RIGHTS. Upon exercise of the Warrant the Company agrees to make Holder a party to the following agreements, as amended from time to time (collectively "Rights Agreement"): (i) the Third Amended and Restated Stockholder Agreement dated March 13, 2003, and (ii) the Third Amended and Restated Registration Rights Agreement dated as of March 13,2003.

     16. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.

     17. REPRESENTATIONS AND COVENANTS OF THE HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

          (A) INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

          (B) ACCREDITED INVESTOR. Holder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect. The Holder is not an entity formed or reformed solely to make this investment.

          (C) PRIVATE ISSUE. The Holder understands (i) that this Warrant and the Preferred Stock issuable upon exercise of the Holder's rights contained herein are not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this SECTION 17.

          (D) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment. The Holder has had the opportunity to ask questions of, and receive answers from, the Company and its management concerning the terms and conditions of this Warrant and the Preferred Stock and to obtain additional information it has deemed advisable.

     18. NOTICES, TRANSFERS, ETC.

          (A) Any notice or written communication required or permitted to be given hereunder shall be in writing and shall be deemed delivered (i) upon receipt if sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient at such address as such party may designate to the other from time to time by notice hereunder.

          (B) Neither this Warrant nor any securities issued upon exercise hereof may be transferred unless (i) counsel to the Company (in the case such transfer is made prior to an initial Public Offering and is not to another Lighthouse fund or an affiliate of Holder) or counsel to Holder (in the case such transfer (a) follows an initial Public Offering or (b) is prior to an initial Public Offering and is to another Lighthouse fund or an affiliate of Holder) determines that such sale or transfer is in accordance with the registration requirements of such 1933 Act and applicable laws or some other exemption from the registration requirements of such 1933 Act and applicable laws is available with respect thereto or (ii) the Company has been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such registration is not required. Subject to the foregoing and compliance with applicable state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder upon the consent of the Company, which shall not be unreasonably withheld or delayed, provided, however, that no such consent of the Company shall be necessary if the transfer is to another Lighthouse fund or an affiliate of Holder. Notwithstanding anything to the contrary in this Warrant, and legend, or any other agreement, Holder may grant a security interest in this Warrant and the shares of Preferred Stock to a financial institution or commercial lender without the consent of the Company and without providing an opinion letter to the Company. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

          (C) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant, together with an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company.

     19. NO IMPAIRMENT. The Company will not, by amendment of its Certificate or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

     20. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to its principles regarding conflicts of laws.

     21. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

     22. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California or the Commonwealth of Massachusetts, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

     23. QUALIFYING PUBLIC OFFERING. If all of the Company's Series C Convertible Preferred Stock shall be converted into Common Stock, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

     24. VALUE. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.

     25. SECTION HEADINGS. The Section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the Parties.

     26. FACSIMILE, COUNTERPART SIGNATURES. This Warrant may be exercised by facsimile signature and/or in any number of counterparts.

     27. NO RIGHTS AS A STOCKHOLDER. Unless specifically set forth herein or another agreement, until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

Dated: July 10, 2003                    SOUNDBITECOMMUNICATIONS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  SUBSCRIPTION

To: ____________________________

Date: __________________________

The undersigned hereby subscribes for _______________ shares of Preferred Stock covered by this Warrant [The subscription is in connection with a proposed Merger] [Note to Holder: delete the foregoing if the subscription is not in connection with a Merger] The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


-------------------------------------
Signature

-------------------------------------
Name for Registration

-------------------------------------
Mailing Address


                                       1.

                            NET ISSUE ELECTION NOTICE

To: _____________________                             Date: ____________________

The undersigned hereby elects raider SECTION 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant. [The subscription is in connection with a proposed Merger] [Note to Holder: delete the foregoing if the subscription is not in connection with a Merger] The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:


-------------------------------------
Signature

-------------------------------------
Name for Registration

-------------------------------------
Mailing Address


                                       1.

                                   ASSIGNMENT

For value received _______________________________ hereby sells, assigns and transfers unto _________________________________________________________________

________________________________________________________________________________
[Please print or typewrite name and address of Assignee]
________________________________________________________________________________
the within Warrant, and does hereby irrevocably constitute and appoint _____________________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:
       ------------------------------


-------------------------------------
Signature

-------------------------------------
Name for Registration

In the Presence of:

-------------------------------------


                                       1.

                                    EXHIBIT A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                               SEE ATTACHED PAGES.


                                       1.

                                    EXHIBIT B

                              CAPITALIZATION TABLE


                                       1.

                                    EXHIBIT C

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Lighthouse Capital Partners IV, L.P.
500 Drake's Landing Road
Greenbrae, CA 94904-3011
Attn.: Contract Administration

                     CONSENT TO REMOVAL OF PERSONAL PROPERTY

KNOW ALL PERSONS BY THESE PRESENTS:

     (a) The undersigned has an interest as owner and landlord in that certain real property (the "Real Property") in the County of ____________, Commonwealth of Massachusetts, described as: SEE EXHIBIT 1 ATTACHED HERETO FOR FULL LEGAL DESCRIPTION, and commonly known as Three Burlington Woods Office Park, Burlington, Massachusetts 01803 (Parcel No.______).

     (b) SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation ("Borrower"), has entered into or will enter into a Loan and Security Agreement No. 3402 with LIGHTHOUSE CAPITAL PARTNERS IV, L.P. ("Lender") (as amended and supplemented from time to time, the "Agreement").

     (c) Lender, as a condition to entering into the Agreement, requires that the undersigned consent to the removal by Lender of the equipment and other assets in which Lender has a security interest pursuant to the Agreement (hereinafter the "Equipment") from the Real Property, no matter how it is affixed thereto, and to the other matters set forth below.

NOW, THEREFORE, for good and sufficient consideration, receipt of which is hereby acknowledged, the undersigned consents to the placing of the Equipment on the Real Property, and agrees with Lender as follows:

     1. The undersigned waives and releases each and every right which undersigned now has, under the laws of the Commonwealth of Massachusetts or by virtue of the lease for the Real Property now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment that is already on said Real Property, or may hereafter be delivered or installed thereon.

     2. The Equipment shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

     3. The undersigned will permit Lender, or its agent or representative, to enter upon the Real Property for the purpose of exercising any right it may have under the terms of the Agreement or otherwise, including, without limitation, the right to remove the Equipment; provided, however, that if Lender, in removing the Equipment damages any improvements of the undersigned on the Real Property, Lender will, at its expense, cause same to be repaired, normal wear and tear excepted. The right of Lender to enter the Real Property shall not terminate until thirty (30) days after Lender receives written notice from the undersigned of the expiration or termination of the Lease; provided such 30 day period shall be extended by the number of days Lender is prohibited by law from removing the Equipment.

     4. This agreement shall be binding upon the heirs, successors and assigns of the undersigned and shall inure to the benefit of Lender and its successors and assigns.

IN WITNESS WHEREOF, the undersigned has executed this instrument this ____ day of __________, 2003.

LANDLORD                                Notarial Acknowledgment required.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                  ATTACH LEGAL DESCRIPTION OF THE REAL PROPERTY

                                    EXHIBIT D

                        LOAN AGREEMENT SUPPLEMENT NO. 01

     LOAN AGREEMENT SUPPLEMENT NO. 01, dated _______________ ("Supplement"), to the Loan and Security Agreement No. 3402 dated as of July 10, 2003 (the "Agreement") by and between SOUNDBITE COMMUNICATIONS, Inc., a Delaware corporation (the "Borrower"), and LIGHTHOUSE CAPITAL PARTNERS IV, L.P. (the "Lender").

     Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Agreement.

     The amount being advanced under this Supplement is $__________.

     Attached as ANNEX A hereto is the Stipulated Loan Value Table which sets forth the schedule of Stipulated Loan Values with respect to the Loan.

     Attached as ANNEX B hereto is the Summary of Loan Agreement Supplement.

     Attached as ANNEX C hereto is a list of equipment added to the Collateral financed under the Agreement.

     Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Lender to endorse in its books and records, the Basic Rate applicable to the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Summary of Loan Agreement Supplement; (b) the representations and warranties made by Borrower in SECTION 5 of the Loan Agreement and in the other Loan Documents are true and correct on the date hereof and will be true and correct on the Funding Date; (c) Borrower has met or will by the Funding Date meet all conditions set forth in SECTION 3 of the Loan Agreement; (d) Borrower is now, and on the Funding Date will be, in compliance with the covenants and the requirements contained in SECTIONS 6 and 7 of the Loan Agreement; and (e) no Default or Event of Default has occurred and is continuing under the Loan Agreement.

     This Supplement is being delivered in the State of California.

     This Supplement may be executed by Borrower and Lender in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Supplement to be duly executed and delivered as of this day and year first above written.

BORROWER:                               LENDER:

SOUNDBITE COMMUNICATIONS, INC.          LIGHTHOUSE CAPITAL PARTNERS IV, L.P.

                                        By: LIGHTHOUSE MANAGEMENT PARTNERS IV,
By:                                         L.L.C., its general partner
    ---------------------------------
Name:
      -------------------------------   By:
Title:                                      ------------------------------------
       ------------------------------   Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Annex A - Stipulated Loan Value Table
Annex B - Summary of Loan Agreement Supplement
Annex C - List of Collateral

                                     ANNEX A

                           STIPULATED LOAN VALUE TABLE
                                       TO
                        LOAN AGREEMENT SUPPLEMENT NO. 01

To LOAN AND SECURITY AGREEMENT NO. 3402, dated July 10,2003 ("Agreement"), by and between LIGHTHOUSE CAPITAL PARTNERS IV, L.P., a Delaware limited partnership ("Lender"), and SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation ("Borrower").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

     STIPULATED LOAN VALUE. In the case of an Event of Loss, the Stipulated Loan Value for each item of Equipment is the Stated Cost for the item(s) multiplied by Stipulated Loan Value Percentage for the Payment Number following the month of the Event of Loss.

                     Stipulated
                        Loan
Payment                Value
 Number             Percentage*
-------             -----------
 1                    111.88%
 2                    109.78%
 3                    106.95%
 4                    104.54%
 5                    102.11%
 6                     99.65%
 7                     97.18%
 8                     94.68%
 9                     92.16%
 10                   89.627%
 11                    87.01%
 12                    84.46%
 13                    81.84%
 14                    79.20%
 15                    76.53%
 16                    73.84%
 17                    71.12%
 18                    68.38%

                     Stipulated
                        Loan
Payment                Value
 Number             Percentage*
-------             -----------
19                     65.61%
20                     62.81%
21                     59.98%
22                     57.13%
23                     54.25%
24                     51.34%
25                     48.41%
26                     45.45%
27                     42.67%
28                     39.46%
29                     36.44%
30                     33.39%
31                     30.31%
32                     27.21%
33                     24.08%
34                     20.93%
35                     17.75%
36 and thereafter      15.00%

* Each Stipulated Loan Value amount assumes payment of all Scheduled Payments due on or before the indicated Payment Date.

Borrower: ___________________________   Lender: ________________________________

                                     ANNEX B

SUMMARY OF LOAN AGREEMENT SUPPLEMENT NO. 01, to LOAN AND SECURITY AGREEMENT NO. 3402 dated July 10, 2003 ("Agreement"), by and between LIGHTHOUSE CAPITAL PARTNERS IV, L.P. ("Lender") and SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation ("Borrower").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Loan Funding Date:         ________________, 20__
Original Loan Amount:      $_____________________
Basic Rate:                ______________________%
Interim Payment:           $_____________________
Loan Factor:               ______________________%
Scheduled Payment Amount*: $_____________________

Final Payment*: An additional amount equal to the Final Payment Percentage multiplied by the original Loan Amount then in effect, shall be paid on the Maturity Date with respect to such Loan.

                                        LENDER:

                                        LIGHTHOUSE CAPITAL PARTNERS IV, L.P.

                                        By: LIGHTHOUSE MANAGEMENT PARTNERS IV,
                                            L.L.C., its general partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT E

                               ANCILLARY DOCUMENTS

                              Officer's Certificate

                             Insurance Request form

                         SOUNDBITE COMMUNICATIONS, INC.

                              OFFICER'S CERTIFICATE

     The undersigned, _______________, hereby certifies that:

     1. He/She is the duly elected and acting __________ of SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation (the "Company").

     2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME                        OFFICE                      SIGNATURE
----                        ------                      ---------
_________________________   _________________________   ________________________

_________________________   _________________________   ________________________

_________________________   _________________________   ________________________

     3. Attached hereto as EXHIBIT A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

     4. Attached hereto as EXHIBIT B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

     5. Attached hereto as EXHIBIT C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company's execution, delivery and performance of a loan facility with Lighthouse Capital Partners IV, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on _____________.

                                        SOUNDBITE COMMUNICATIONS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     I, the President of the Company, do hereby certify that ______________ is the duly qualified, elected and acting ___________________ of the Company and that the above signature is his or her genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer's Certificate on _____________.

                                        SOUNDBITE COMMUNICATIONS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                              EVIDENCE OF INSURANCE

RE: Loan and Security Agreement No. 3402 ("Agreement")

Please submit the attached Certificate of Insurance to your Insurance Broker as soon as possible.

Please note that the Certificate of Insurance is required prior to funding.

                                        Broker: Please prepare a Certificate of
                                        Insurance as described and send to
To:                                     Certificate Holder via fax and regular
From: SoundBite Communications, Inc.    mail below.

CERTIFICATE OF INSURANCE                                          DATE (MM/DD/YY

PRODUCER THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

                                               INSURERS AFFORDING COVERAGE

INSURED                                 INSURER A: ________________________

SOUNDBITE COMMUNICATIONS, INC.          INSURER B: ________________________

                                        INSURER C: ________________________

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

IN
SR                                        EFFECTIVE   EXPIRATION
LT        TYPE OF                           DATE         DATE
R        INSURANCE       POLICY NUMBER   (MM/DD/YY)    (MM/DD/YY               LIMITS
--   -----------------   -------------   ----------   ----------   -----------------------------
 A   X GENERAL                                                     EACH OCCURRENCE    $2,000,000
     LIABILITY
     COMMERCIAL                                                    FIRE DAMAGE (Any   $ included
     GENERAL                                                       one fire)
     LIABLITY
     CLAIMS MADE                                                   MED EXP (Any one   $   10,000
     X OCCUR                                                       Person)
     _________________
     _________________                                             PERSONAL & ADV     $1,000,000
                                                                   INJURY
     _________________
     _________________                                             GENERAL            $2,000,000
                                                                   AGGREGATE

                                                                   PRODUCTS-COM/OP    $2,000,000
                                                                   AGG

     GEN'L AGGREGATE
     LIMIT APPLIES PER
     POLICY
     PROJECT
     LOC

     AUTOMOBILE                                                    COMBINED SINGLE    $_________
     LIABILITY                                                     LIMIT
     ANY AUTO                                                      (Ea accident)

     ALL OWNED                                                     BODILY INJURY      $_________
     AUTOS SCHEDULED                                               (Per person)
     AUTOS HIRED
     AUTOS NON-OWNED                                               BODILY INJURY      $_________
     AUTOS                                                         (Per accident)
     _________________
     _________________                                             PROPERTY DAMAGE    $_________
                                                                   (Per accident

                                                                   OTHER THAN         $_________
                                                                   EA OCC

                                                                   AUTOONLY AGG       $_________

 A   EXCESS LIABILITY                                              EACH OCCURRENCE
        OCCUR                                                      AGGREGATE
     CLAIMS MADE                                                                      $_________
        DEDUCTIBLE                                                                    $_________
        RETENTION $                                                                   $_________

 A   OTHER                                                         Limit: 1,500,000   'All Risk"
     Business Personal                                                                of Direct
     Property                                                                         Physical
                                                                                      Loss or
                                                                                      Damage
                                                                                      (Subject
                                                                                      to Policy

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY
ENDORSEMENT/SPECIAL PROVISIONS

CERTIFICATE HOLDER

Lighthouse Capital Partners IV, L.P.    SHOULD ANY OF THE ABOVE DESCRIBED
500 Drake's Landing Road                POLICIES BE CANCELLED BEFORE THE
Greenbrae, CA. 94904-3011               EXPIRATION DATE THEREOF, THE ISSUING
Attn: Contract Administration           INSURER WILL ENDEAVOR TOMAIL 30 DAYS
Fax: 415-925-3387 Phone: 415-464-5900   WRITTEN NOTICE TO THE CERTIFICATE HOLDER
                                        NAMED TO THE LEFT, BUT FAILURE TO DO SO
                                        SHALL IMPOSE NO OBLICATION OR LIABILITY
                                        OF ANY KIND UPON THE INSURER, ITS AGENTS
                                        OR REPRESENTATIVES.